U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 14, 2021

ODYSSEY GROUP INTERNATIONAL, INC.

(Exact name of small business issuer as specified in its charter)

Nevada	333-250896	47-1022125
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID No.)

2372 Morse Avenue

Irvine, CA 92614

(Address of Principal Executive Offices)

(619) 832-2900

(Issuer’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not Applicable	Not Applicable	Not Applicable

Securities registered pursuant to Section 12(g) of the Act:

Title of each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock ($0.001 par value)	ODYY	OTC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b2 of the Securities Exchange Act of 1934 (§240.12b2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On September 14, 2021, Odyssey Group International, Inc. (“Odyssey) held its 2021 Annual Meeting of Stockholders. At the Annual Meeting, the stockholders: (1) elected each of Joseph Michael Redmond, Jerome H. Casey, Jeffrey Conroy, John P. Gandolfo and Ricky W. Richardson to Odyssey’s Board of Directors for a term of one year to serve until the 2022 annual meeting of stockholders and until a successor is elected; (2) approved the non-binding, advisory vote to approve the compensation of the named executive officers; (3) recommended the non-binding, advisory vote to set the frequency of the vote on executive compensation; (4) approved the proposal regarding the Amended and Restated 2021 Omnibus Stock Incentive Plan; (5) approved an amendment to our Amended and Restated Articles of Incorporation to effect a reverse stock split of our outstanding Common Stock; (6) approved the amendment to Article One of our Amended and Restated Articles of Incorporation for the purpose of changing our name from “Odyssey Group International, Inc.” to “Odyssey Health, Inc.”; and (7) ratified the appointment of Turner Stone & Company as Odyssey’s independent registered public accounting firm for the fiscal year ending July 31, 2021.

The number of votes cast in favor or against or withheld by the stockholders and, where applicable, the number of abstentions and the number of broker nonvotes on each of the foregoing matters are set forth below.

Proposal #1:  Election of Directors

		Shares Voted to
	Shares	Withhold
Nominee	Voted For	Authority
Joseph M. Redmond	41,041,751	145,543
Jerome H. Casey	41,040,751	146,543
Jeffrey Conroy	41,040,751	146,543
John P. Gandolfo	41,041,751	145,543
Ricky W. Richardson	41,041,751	145,543

Proposal #2:  To Approve on an Advisory Basis Executive Compensation

Shares	Shares Voted	Shares	Broker
Voted For	Against	Abstaining	Nonvotes
40,237,368	479,327	470,599	3,270,132

Proposal #3:  Recommend Frequency of Advisory Vote on Executive Compensation

One Year	Two Years	Three Years	Abstain
40,484,261	497,550	93,495	111,988

Proposal #4:  Approve the Amended & Restated 2021 Omnibus Stock Incentive Plan

Shares	Shares Voted	Shares
Voted For	Against	Abstaining
40,395,017	242,926	549,351

Proposal #5:  To Effect a Reverse Stock Split of Outstanding Common Stock

Shares	Shares Voted	Shares
Voted For	Against	Abstaining
42,937,150	1,257,862	262,414

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Proposal #6:  Approve Name Change to "Odyssey Health, Inc."

Shares	Shares Voted	Shares
Voted For	Against	Abstaining
43,692,536	351,572	413,318

Proposal #7:  Ratify Turner Stone & Company LLP as Auditors

Shares	Shares Voted	Shares
Voted For	Against	Abstaining
44,261,711	67,113	128,602

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 15, 2021	Odyssey Group International, Inc.

By: /s/ J. Michael Redmond
Chief Executive Officer

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